STONELEIGH PARTNERS

ACQUISITION CORP.

Transaction with

April 2009

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, about Stoneleigh Partners Acquisition Corp. (“Stoneleigh”), Realty Finance Corp. (“RFC”) and their businesses after completion of proposed transaction.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Stoneleigh’s and RFC's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-
looking statements:

Continued compliance with government regulations;

Changing legislation or regulatory environments;

Requirements or changes affecting the businesses in which RFC is engaged;

Labor and personnel relations;

Credit risks affecting RFC's revenue and profitability;

Changing interpretations of generally accepted accounting principles;

General economic conditions; and

Other relevant risks detailed in Stoneleigh’s filings with the Securities and Exchange Commission.

In addition, please refer to the risk factors in RFC’s 8-k dated March 12, 2009 filed with the SEC.

The information set forth herein should be read in light of such risks.  The information contained in this presentation is from RFC’s public filings that have been filed with the SEC.  The presentation was prepared solely by Stoneleigh and
RFC did not assist in its preparation.  Neither Stoneleigh, nor RFC assumes any obligation to update the information contained in this presentation.

Transaction Overview

Stoneleigh Partners Acquisition Corp. (“Stoneleigh”) has entered into a letter of intent for a transaction with Realty
Finance Corporation (“RFC” or the “Company”), a commercial real estate specialty finance company primarily focused on managing a diversified portfolio of commercial real estate-related loans and securities

As of December 31, 2008, the net carrying value of RFC’s investments was approximately $1.2 billion and its GAAP stockholders’
equity was $218 million

RFC’s portfolio is comprised solely of commercial real estate debt and equity investments

RFC has long-term financing in place through the issuance of two CDO’s with original capitalization totaling $1.6 billion (both of which are currently failing collateral coverage tests)

Under the terms of the transaction, Stoneleigh will make a $25 million cash investment in RFC

Stoneleigh will receive 31.0 million shares of newly issued RFC common stock (a controlling interest in RFC) and a $31.25 million principal amount senior secured note of RFC (the “Note”)

As of March 12, 2009 there were 30.9 million shares of RFC outstanding

The Note will be secured by a first priority senior secured position in all of the assets of RFC, including the capital stock of
RFC’s subsidiaries, and bear interest at the rate of 8%

Stoneleigh shall have the option to adjust its investment to any amount between $20 million and $150 million

The number of shares of common stock and principal amount of the Note shall be adjusted proportionately

Stoneleigh will have the right to appoint three of six members to RFC’s board of directors upon the closing of the transaction

Stoneleigh intends to seek stockholder approval to amend its certificate of incorporation to extend its corporate existence in order to enable it to complete the proposed transaction

Stoneleigh needs 51% shareholder approval to proceed with the extension and is offering its shareholders the opportunity to receive part or all of their pro rata share of Stoneleigh’s cash held in trust

Opportunity

Partner with highly experienced real estate work-out management team from both RFC and Stoneleigh

RFC

Kenneth J. Witkin, CEO, has extensive real estate, investment and work-out experience; previously with Bank of America and FleetBoston

Dan Farr, CFO, has extensive finance and investment experience; previously with GE Capital

Both are very familiar with RFC’s real estate and CMBS portfolio and its CDO financings

Stoneleigh

Gary D. Engle and James A. Coyne have extensive experience acquiring and managing asset-rich companies in the real estate development and management, leisure and hospitality, equipment leasing, transportation and healthcare industries

Examples include Equis Corporation, American Finance Group, Echelon International, PLM International, Centinela
Freeman Health System and as well as multiple resort properties

Transaction with RFC expected to provide access to substantial attractive future investment opportunities

Direct control of $1.2 billion pool of commercial real estate debt and equity investments through a unique structure

$1.2 billion pool provides “front row seat” to a much larger (~$5 billion) pool of assets

Substantial workout opportunities expected to arise as existing loans mature of the next several years

Stoneleigh management team believes value can be created by:

Maximizing investment value over time

Appropriately dealing with existing CDO debt

Other opportunities that will arise from existing portfolio and other distressed real estate securities

Ability to leverage the RFC platform for other non-RFC investment opportunities

Future cost rationalizations and saving

Stoneleigh Partners Acquisition Corp.

Stoneleigh, a special purpose acquisition company (“SPAC”), completed its IPO in May 2007 raising $222.8 million

Formed for the purpose of consummating an acquisition by May 31, 2009

Not limited to a particular industry, although intends to focus on businesses having a majority of their assets represented by real estate or other physical assets, or which utilize these types of assets to derive at least a majority of their revenue

Sold to investors 27,847,500 units at $8.00 per unit

Each unit consists of 1 share and 1 warrant to purchase a share of common stock at $5.50

Management invested a total of $6.0 million (6,250,000 shares and 5,975,000 warrants)

Led by Gary Engle and Jim Coyne

Gary Engle, Chairman & CEO

From December 1994 until December 2005, served as President, CEO and controlling shareholder of Equis Corporation

Owned and operated a variety of equipment finance, leasing and real estate companies

From 1987 to 1994, was principal and co-founder of Cobb Partners Development, a mortgage banking and real estate company

From 1980 to 1987, served in various capacities with Arvida Disney Company, a large-scale community real estate company owned by The Walt Disney Company, including SVP, CFO, SVP – Acquisitions and CEO of Arvida Disney Financial Services

Founding Director of Disney Development, the real estate development division of The Walt Disney Company

Currently is a director of PLM International, a member of the executive committee of Caneel Bay and Chairman and CEO of
Semele Group

Jim Coyne, Vice Chairman & CFO

Has served as President and CEO of PLM International since August 2002

From December 1994 until December 2005, served as the SVP of Equis Corporation

Serves on the Board of Managers of DSC/Purgatory, Mountain Springs Kirkwood and Echelon Development Holdings

Since 1997, has served as President and a member of the Board of Directors of Semele Group

Realty Finance Corp. Management Team

Kenneth J. Witkin, Chief Executive Officer and President

Joined RFC in September 2007

Previously served as an Executive Vice President, Senior Division Executive in the Commercial Real Estate Banking Group of
Bank of America, where he was responsible for all commercial real estate banking in the Northeast United States and managing
TriSail Capital Corporation, a national high yield capital provider to the real estate investment/development market.

Prior to that, Ken spent 15 years at FleetBoston Corporation in numerous executive roles and began his career at Citibank

Daniel Farr, Chief Financial Officer

Prior to becoming CFO, Dan was responsible for Realty Finance Corporation’s financial planning, strategic analysis and management of its collateralized debt obligations.

Prior to joining RFC, Mr. Farr worked at General Electric Capital Corporation for seven years in risk and finance roles, most recently as Assistant Vice President of Risk for GE Energy Financial Services, a division of GE Capital with $12 billion in investments.

From 1996 until 1999, Mr. Farr served as a Senior Tax Consultant and Auditor at Deloitte & Touche LLP.

Susan M. Orr, Senior Vice President and General Counsel

28 years of experience in commercial real estate finance and business law, and has handled real estate transactions in nearly every state and several foreign countries.

Prior to joining RFC, Susan was a partner in the law firm of Pepe & Hazard LLP where her practice concentrated in commercial real estate finance, workouts and restructuring, acquisitions and sales, leasing, development, and asset management, and in corporate law.

($ in millions)

Security	Carrying Value	Percent of Investments	Number of Investments	Coupon	Yield to Maturity
Whole Loans [1]	$843.9	61.3%	38	5.3%	5.1%
B Notes	218.4	15.9%	11	5.4%	5.8%
Mezzanine Loans	247.4	18.0%	12	6.4%	6.4%
CMBS [2]	54.6	4.0%	67	4.8%	7.2%
Joint Venture Investments [3]	11.2	0.8%	7	—	—
Total Investments	$1,375.6	100.0%	135		
Loan Loss Reserve	(141.1)				
Total Investments, net	$1,234.6				

STONELEIGH PARTNERS ACQUISITION CORP.

6

Realty Finance Corp.

Realty Finance Corp., is a commercial real estate specialty finance company primarily focused originating, acquiring, investing in, financing and managing a diversified portfolio of commercial real estate-related loans and securities (whole loans, bridge loans, B Notes, CMBS and mezzanine loans)

Investment portfolio is financed through the Company’s two CDOs

Also owns interests in seven joint venture assets, two of which are consolidated in Company’s financials

As of December 31, 2008, the net carrying value of the RFC’s investments was approximately $1.2 billion

RFC has long-term financing in place through its first CDO issuance (“CDO I”), which provides approximately
$508.5 million of financing with an average cost of 30-day LIBOR plus 50.6 basis points and its second CDO issuance (“CDO II”), which provides $853.2 million of financing with an average cost of 90-day LIBOR plus 40.6 basis points (4)

Source: RFC’s public filings.

(1) Includes originated whole loans, acquired whole loans and bridge loans.

(2) Reflect unrealized losses of $262.5 million.

(3) Includes equity investments in two limited liability companies which are deemed to be VIEs and which the Company consolidates in its financial statements because they are deemed to be the primary beneficiary of these VIEs.

(4) As of December 31, 2008.

Current Realty Finance Structure

JV
Investments

Current RFC
Shareholders

30.9 million shares

Realty Finance
Corp.

100.0%

CDO I

(2006)

Original Capitalization

$600.0 million

CDO II

(2007)

Original Capitalization

$1.0 billion

Stoneleigh is seeking to receive an extension from its shareholders to allow it to complete its transaction with RFC by December 31, 2009

Stoneleigh’s goal is to retain as much capital as possible as it believes many attractive distressed real estate-
related investments will arise through RFC

Stoneleigh

Up to $224.0 million in cash

Public Investors

Up to 27.8 million

SOC shares

Founders

6.25 million

SOC shares

Stoneleigh Extension and Transaction Approved

CDO II

(2007)

CDO I

(2006)

JV
Investments

Stoneleigh closes transaction with RFC with an initial $25.0 million cash investment

Stoneleigh to receive 31.0 million shares (50.1% ownership in RFC) and a $31.25 million principal amount of RFC Note

Realty Finance
Corp.

$25.0 million in new cash

49.9%

50.1%

Current RFC
Shareholders

30.9 million RFC shares

Stoneleigh

31.0 million RFC shares

$31.25 million RFC Note

Pro Forma Realty Finance Structure

($ in millions)

SUMMARY BY SECURITY

Security	Carrying Value	% of Total	Fixed Rate Avg. Yield	Floating Rate Avg. Spread
Whole Loans Fixed Rate	$544.8	41.6%	8.48%	—
Whole Loans Floating Rate	299.3	22.9%	—	208 bps
Mezzanine Loans, Fixed Rate	62.0	4.7%	9.97%	—
Mezzanine Loans, Floating Rate	185.4	14.2%	—	474 bps
Subordinate Interests in Whole Loans, Fixed Rate	85.4	6.5%	9.12%	—
Subordinate Interests in Whole Loans, Floating	133.0	10.2%	—	318 bps
Total / Average	$1,309.8	100.0%	7.12%	311 bps
Loan Loss Reserve	(141.1)			
Total Loans and Lending Investments, net	$1,168.7			

MATURITY SUMMARY

Year of Maturity	Number of Investments	Carrying Value	% of Total
Loans in Maturity Default	3	$85.0	6.5%
2009	14	349.4	26.7%
2010	14	244.2	18.6%
2011	12	294.0	22.4%
2012	8	187.2	14.3%
2013	2	33.7	2.6%
Thereafter	8	118.3	8.9%
Total	61	$1,309.8	100.0%
Weighted Average Maturity		2.2	

NON-PERFORMING LOANS & WATCHLIST ASSETS

Investment Type	Classification	Net Loan Balance	% of Total Assets
Whole Loan	Watch	$10.5	0.7%
Whole Loan	Watch	47.0	3.3%
Mezzanine Loan	Watch	18.0	1.3%
B-Note	Non-Performing	42.8	3.0%
Mezzanine Loan	Non-Performing	40.0	2.8%
Whole Loan	Non-Performing	11.0	0.8%
Bridge Loan	Non-Performing	7.5	0.5%
Mezzanine Loan	Non-Performing	25.0	1.8%
Bridge Loan	Non-Performing	2.1	0.2%
Total		$204.0	14.4%

STONELEIGH PARTNERS ACQUISITION CORP.

10

Loan Portfolio (As of 12/31/08)

Source: RFC’s 10-K dated December 31, 2008.

(1) Spread over 30-day LIBOR.

(2) Includes originated whole loans, acquired whole loans and bridge loans.

(3) At December 31, 2008, the Company had loan loss reserves of $139.7 million against these assets out of our total loan loss reserves of $141.1 million.

(4) Subsequent to December 31, 2008 this loan became non-performing.

(5) Investments are with the same sponsor.

(6) Investments are with the same sponsor.

($ in millions)

SUMMARY BY REGION	Carrying Value	% of Total
West	$624.8	47.7%
East	381.1	29.1%
South	135.4	10.3%
Midwest	90.5	6.9%
Nationwide	78.0	6.0%
Total	$1,309.8	100.0%

SUMMARY BY PROPERTY TYPE	Carrying Value	% of Total
Office	$637.1	48.6%
Hotel	256.4	19.6%
Multifamily	221.1	16.9%
Industrial	67.4	5.1%
Other	127.8	9.8%
Total	$1,309.8	100.0%

STONELEIGH PARTNERS ACQUISITION CORP.
11

Loan Portfolio (As of 12/31/08)

Source: RFC’s 10-K dated December 31, 2008.

($ in millions)

SUMMARY BY RATING

Security Description	Amortized Cost	Unrealized Losses	Est. Fair Value	% of Total
Class A or Better	$10.0	($7.0)	$3.0	3.2%
Class BBB	179.4	(152.1)	27.2	56.6%
Class BB	92.3	(73.5)	18.8	29.1%
Class B	28.3	(23.2)	5.2	8.9%
Not Rated	7.1	(6.7)	0.4	2.2%
Total	$317.1	($262.5)	$54.6	100.0%

SUMMARY BY VINTAGE

Security Description	Amortized Cost	Unrealized Losses	Est. Fair Value	% of Total
1998 Vintage	$12.5	($8.8)	$3.7	3.9%
2000 Vintage	11.2	(9.1)	2.1	3.5%
2001 Vintage	9.5	(6.5)	3.0	3.0%
2002 Vintage	12.5	(9.5)	3.1	4.0%
2005 Vintage	79.2	(63.0)	16.2	25.0%
2006 Vintage	158.0	(134.6)	23.4	49.8%
2007 Vintage	34.1	(30.9)	3.2	10.7%
Total	$317.1	($262.5)	$54.6	100.0%

SUMMARY BY MATURITY

Weighted Average Life	Amortized Cost	Unrealized Losses	Est. Fair Value	Weighted Avg. Coupon
Less than 1 Year	$55.3	($40.6)	$14.7	4.83%
Greater than 1 Year & Less than 5 Years	43.7	(34.0)	9.7	5.45%
Greater than 5 Years & Less than 10 Years	205.9	(176.7)	29.2	5.79%
Greater than 10 Years	12.1	(11.1)	1.0	5.45%
Total	$317.1	($262.5)	$54.6	

STONELEIGH PARTNERS ACQUISITION CORP.
12

CMBS Portfolio (As of 12/31/08)

Source: RFC’s 10-K dated December 31, 2008.